LIBOR CAP SECURITY AGREEMENT

                            Dated as of June 30, 2007

                                       by

                                GTJ RATE CAP, LLC

                                    as Debtor

                                   in favor of

                   ING USA ANNUITY AND LIFE INSURANCE COMPANY,
                     ING LIFE INSURANCE AND ANNUITY COMPANY,
RELIASTAR LIFE INSURANCE COMPANY, and SECURITY LIFE OF DENVER INSURANCE COMPANY,

                               as Secured Parties
                               ------------------

                                   relating to

                                 LOAN AGREEMENT

                            Dated as of June 30, 2007

                                      among

                               GTJ REIT, INC., and
                        THE OTHER BORROWERS NAMED THEREIN

                                  as Borrowers

                                       and

                            THE LENDERS NAMED THEREIN

                                   as Lenders

                                TABLE OF CONTENTS

                                                                            Page

1.       DEFINITIONS...........................................................1

2.       SECURITY..............................................................3

3.       TRANSFER OF COLLATERAL................................................3

4.       REPRESENTATIONS AND WARRANTIES........................................3

5.       FURTHER ASSURANCES....................................................4

6.       COVENANTS OF THE DEBTOR...............................................4

7.       THE SECURED PARTY AS THE DEBTOR'S ATTORNEY-IN-FACT....................5

8.       REMEDIES UPON DEFAULT.................................................5

9.       APPLICATION OF PROCEEDS...............................................6

10.      INDEMNITY AND EXPENSES................................................6

11.      DUTIES OF THE SECURED PARTY...........................................6

12.      AMENDMENTS; ETC.......................................................6

13.      CONTINUING SECURITY INTEREST..........................................7

14.      SECURITY INTEREST ABSOLUTE............................................7

15.      WAIVER OF MARSHALING..................................................8

16.      MISCELLANEOUS.........................................................8

         (a)      Notices......................................................8

         (b)      Successors and Assigns.......................................9

         (c)      Severability.................................................9

         (d)      Construction.................................................9

         (e)      Counterparts; Execution and Delivery by Facsimile or E-mail..9

         (f)      Waiver of Jury Trial........................................10

         (g)      Governing Law...............................................10

                          LIBOR CAP SECURITY AGREEMENT

     This LIBOR Cap Security Agreement, dated as of June 30, 2007 (this "Agreement"), is by GTJ RATE CAP, LLC, a New York limited liability company (the "Debtor"), in favor of ING USA ANNUITY AND LIFE INSURANCE COMPANY, ING LIFE INSURANCE AND ANNUITY COMPANY, RELIASTAR LIFE INSURANCE COMPANY, and SECURITY LIFE OF DENVER INSURANCE COMPANY, as Lenders and secured parties hereunder (individually and collectively, and including any other Persons that may from time to time become Lenders under and as defined in the Loan Agreement, the "Secured Party").

                             Preliminary Statements:

     A. Concurrently with the execution and delivery hereof, GTJ REIT, INC., a Maryland corporation (the "Parent"); GREEN ACQUISITION, INC., a New York corporation; TRIBORO ACQUISITION, INC., a New York corporation; JAMAICA ACQUISITION, INC., a New York corporation; 165-25 147TH AVENUE, LLC, a New York limited liability company; 49-19 ROCKAWAY BEACH BOULEVARD, LLC, a New York limited liability company; 85-01 24TH AVENUE, LLC, a New York limited liability company, and 114-15 GUY BREWER BOULEVARD, LLC, a New York limited liability company, as Borrowers, and the Lenders are entering into a Loan Agreement, dated as of the date hereof (the "Loan Agreement"), pursuant to which the Lenders may make Loans to the Borrowers.

     B. The Debtor is an affiliate of the Borrowers and a special purpose entity formed to facilitate the transactions contemplated by the Loan Agreement.

     C. The Debtor legally and beneficially owns the Collateral.

     D. To induce the Lenders to make Loans, the Debtor desires to grant to the Secured Party a security interest in the Collateral to secure the Secured Obligations, as provided herein.

                                   Agreement:

     In consideration of the foregoing and the mutual agreements set forth below, and for other good and valuable consideration, the parties hereby agree and covenant as follows:

1. Definitions.

     As used herein, each following term has the respective meaning indicated below, in the other agreement indicated below or in the Section or other part of this Agreement indicated below:

     "Agreement" is defined in the introductory paragraph.

     "Bankruptcy  Code"  means the  United  States  Bankruptcy  Code (11  U.S.C.
Section 101 et seq.).

     "Borrowers" is defined in the Loan Agreement.

     "Business Day" is defined in the Loan Agreement.

     "Collateral" means, collectively, all right title and interest of Debtor in
(1) each LIBOR Cap Agreement, (2) any and all proceeds arising from the foregoing, including without limitation proceeds arising from the sale or transfer of any of the foregoing, and (3) any and all amounts from time to time paid or payable under or in connection with any of the foregoing.

     "Debtor" is defined in the introductory paragraph.

     "Event of Default" is defined in the Loan Agreement.

     "Initial LIBOR Cap Agreement" means the ISDA Master Agreement dated as of December 13, 2006, between Parent and SMBC, as supplemented and modified by the Schedule thereto of the same date and the Confirmation of the same date from SMBC Capital Markets, Inc., as Agent for SMBC, to the Parent and having the reference number DPA609667, all as assigned by Parent to Debtor with the written consent of SMBC.

     "Lenders" is defined in the Loan Agreement.

     "LIBOR Cap  Agreements"  means the  Initial  LIBOR Cap  Agreement  and each
Replacement LIBOR Cap Agreement, as any such agreement may be amended, supplemented or otherwise modified from time to time.

     "LIBOR Cap Counterparty" means SMBC and any other counterparty to any LIBOR Cap Agreement and any of their respective successors, transferees or assigns.

     "Loan Agreement" is defined in the Preliminary Statements.

     "Loan Documents" is defined in the Loan Agreement.

     "Loans" is defined in the Loan Agreement.

     "Person" is defined in the Loan Agreement.

     "Debtor" is defined in the introductory paragraph.

     "Registered  Organization"  shall  have the  meaning  ascribed  thereto  in
Section 9-102(a)(70) of the UCC.

     "Replacement LIBOR Cap Agreement" means any Replacement LIBOR Cap Agreement entered into in connection with the Loan Agreement.

     "Required Lenders" is defined in the Loan Agreement.

     "Secured Obligations" means all liabilities, obligations, or undertakings owing by Debtor or any Borrower to the Lenders of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by any of the Loan Documents, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest (including interest that accrues after the filing of a case under the Bankruptcy Code) and any and all costs, fees (including reasonable attorneys' fees), and expenses that Debtor or any Borrower is required to pay pursuant to any of the foregoing, by law, or otherwise.

     "Secured Party" is defined in the introductory paragraph.

     "SMBC" means SMBC Derivative Products Limited.

     "UCC" means the Uniform Commercial Code as in effect in the State of New York or any other applicable jurisdiction.

2. Security.

     As security for the prompt payment and performance of the Secured Obligations in full by the Borrowers when due, whether at stated maturity, by acceleration or otherwise (including amounts that would become due but for the operation of the provisions of the Bankruptcy Code), the Debtor hereby grants to the Secured Party a security interest in all of the Debtor's right, title, and interest in and to the Collateral.

3. Transfer of Collateral.

     Upon the occurrence and during the continuance of an Event of Default (after taking into account any applicable grace or cure period), the Secured Party shall have the right, at any time in its discretion and without notice to the Debtor, to transfer to the Secured Party or any of its nominees any or all of the Collateral.

4. Representations and Warranties.

     The Debtor represents, warrants, and covenants as follows:

     (a) The Debtor is a Registered Organization, organized under the laws of the State of New York.

     (b) All information herein or hereafter supplied to the Secured Party or any Lender by or on behalf of the Debtor in writing with respect to the Collateral is, or in the case of information hereafter supplied will be, accurate and complete in all material respects.

     (c) The Debtor has obtained all consents and has delivered all notices required under the Initial LIBOR Cap Agreement and the Debtor's execution, delivery and performance of this Agreement will not result in a default or breach of the Initial LIBOR Cap Agreement.

     (d) The Debtor is and will be the sole legal and beneficial owner of the Collateral (including all Collateral acquired by the Debtor after the date hereof) free and clear of any adverse claim, Lien, or other right, title, or interest of any party, other than the Liens in favor of the Secured Party.

     (e) This Agreement creates a valid security interest in the Collateral in favor of the Secured Party securing payment of the Secured Obligations.

5. Further Assurances.

     (a) The Debtor agrees that from time to time, at the expense of the Debtor, the Debtor will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or reasonably desirable, or that the Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Debtor will: (i) at the request of the Secured Party, mark conspicuously each of its records pertaining to the Collateral with a legend, in form and substance reasonably satisfactory to the Secured Party, indicating that such Collateral is subject to the security interest granted hereby; (ii) execute any such instruments or notices, as may be necessary or reasonably desirable, or as the Secured Party may reasonably request, in order to perfect and preserve the first priority security interests granted or purported to be granted hereby;
(iii) allow inspection of the Collateral by the Secured Party or Persons designated by the Secured Party; and (iv) appear in and defend any action or proceeding that may affect the Debtor's title to or the Secured Party's security interest in the Collateral.

     (b) The Debtor hereby authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral. A carbon, photographic, or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

     (c) The Debtor will furnish to the Secured Party, upon the request of the Secured Party such statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request.

6. Covenants of the Debtor.

     The Debtor shall:

     (a) neither change its jurisdiction of organization nor cease to be a Registered Organization, in each case, without giving the Secured Party at least 30 days prior written notice thereof;

     (b) not enter into any agreement that terminates, amends, supplements or otherwise modifies any LIBOR Cap Agreement without the Secured Party's prior written consent, which consent will not be unreasonably withheld;

     (c) upon receipt by the Debtor of any material notice, report, or other communication from a LIBOR Cap Counterparty relating to all or any part of the Collateral, deliver such notice, report or other communication to the Secured Party as soon as practicable, but in no event later than five Business Days following the receipt thereof by the Debtor.

7. The Secured Party as the Debtor's Attorney-in-Fact.

     The Debtor hereby irrevocably appoints the Secured Party as the Debtor's attorney-in-fact, with full authority in the place and stead of the Debtor and in the name of the Debtor, the Secured Party or otherwise, from time to time at the Secured Party's discretion, to take any action and to execute any instrument that the Secured Party may reasonably deem necessary or advisable to accomplish the purposes of this Agreement. Secured Party agrees not to take any action pursuant to this Section 7 unless an Event of Default shall have occurred and be continuing.

8. Remedies upon Default.

     Upon the occurrence and during the continuance of an Event of Default (after taking into account any applicable grace or cure period):

     (a) The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (irrespective of whether the UCC applies to the affected items of Collateral), and the Secured Party may also without notice (except as specified below) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral. To the maximum extent permitted by applicable law, the Secured Party or any Lender may be the purchaser of any or all of the Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply all or any part of the Secured Obligations as a credit on account of the purchase price of any Collateral payable at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Debtor, and the Debtor hereby waives (to the extent permitted by law) all rights of redemption, stay, or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Debtor agrees that, to the extent notice of sale shall be required by law, at least ten calendar days notice to the Debtor of the time and place of any public sale or the time after which a private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the announced time and place to which it was so adjourned.

     (b) THE DEBTOR EXPRESSLY WAIVES TO THE MAXIMUM EXTENT PERMITTED BY LAW: (i) ANY CONSTITUTIONAL OR OTHER RIGHT TO A JUDICIAL HEARING PRIOR TO THE TIME THE SECURED PARTY DISPOSES OF ALL OR ANY PART OF THE COLLATERAL AS PROVIDED IN THIS
SECTION 8; (ii) ALL RIGHTS OF REDEMPTION, STAY, OR APPRAISAL THAT IT NOW HAS OR MAY AT ANY TIME IN THE FUTURE HAVE UNDER ANY RULE OF LAW OR STATUTE NOW EXISTING OR HEREAFTER ENACTED; AND (iii) EXCEPT AS SET FORTH IN SUBSECTION (a) OF THIS

SECTION 8, ANY REQUIREMENT OF NOTICE, DEMAND, OR ADVERTISEMENT FOR SALE.

9. Application of Proceeds.

     Upon the occurrence and during the continuance of an Event of Default (after taking into account any applicable grace or cure period), any cash held by the Secured Party as Collateral and proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral pursuant to the exercise by the Secured Party of its remedies as a secured creditor as provided in Section 8 shall be applied from time to time by the Secured Party as follows: first, to the payment of the Secured Party's and the Lenders' reasonable costs and expenses in connection with the Collateral, including reasonable attorneys' fees and legal expenses; second, to the payment of all other Secured Obligations in such manner as the Required Lenders may deem advisable; and third, the balance, if any, to or at the direction of the Debtor. The Debtor shall remain liable for any deficiency.

10. Indemnity and Expenses.

     The Debtor agrees:

     (a) To indemnify and hold harmless the Secured Party and each Lender and each of their respective officers, directors, managers, employees, agents, professional advisors and affiliates from and against any and all claims, damages, demands, losses, obligations, judgments and liabilities (including reasonable attorneys' fees and expenses) in any way arising out of or in connection with this Agreement or the Secured Obligations, except to the extent the same shall arise as a result of the gross negligence or willful misconduct of the party seeking to be indemnified;

     (b) To pay and reimburse the reasonable costs and expenses of the Secured Party and the Lenders referred to in Section 9.2 of the Loan Agreement; and

     (c) That the provisions of this Section 10 shall survive the execution and delivery of this Agreement, the repayment of any of the Secured Obligations, the termination of the commitments of the Lenders under the Loan Agreement and the termination of this Agreement or any other Loan Document.

11. Duties of the Secured Party.

     The powers conferred on the Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose on it any duty to exercise such powers. Except as provided in Section 9-207 of the UCC, the Secured Party shall have no duty with respect to the Collateral or any responsibility for taking any steps necessary or advisable to preserve rights against any Persons with respect to any Collateral.

12. Amendments; etc.

     No amendment or waiver of any provision of this Agreement nor consent to any departure by the Debtor herefrom shall in any event be effective unless the same shall be in writing and signed by the Secured Party and consented to by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Secured Party to exercise, and no delay in exercising any right under this Agreement, any other Loan Document, or otherwise with respect to any of the Secured Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Agreement, any other Loan Document, or otherwise with respect to any of the Secured Obligations preclude any other or further exercise thereof or the exercise of any other right. The remedies provided for in this Agreement or otherwise with respect to any of the Secured Obligations are cumulative and not exclusive of any remedies provided by law.

13. Continuing Security Interest.

     This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the indefeasible payment in full of the Secured Obligations, including the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement. Upon the indefeasible payment in full of the Secured
Obligations, including the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement, the security interests granted herein shall automatically terminate and all rights to the Collateral shall revert to the Debtor. Upon any such termination, the Secured Party will, at the Debtor's expense, execute and deliver to the Debtor such documents as the Debtor shall reasonably request to evidence such termination. Such documents shall be prepared by the Debtor and shall be in form and substance reasonably satisfactory to the Secured Party.

14. Security Interest Absolute.

     To the maximum extent permitted by law, all rights of the Secured Party, all security interests hereunder, and all obligations of the Debtor hereunder, shall be absolute and unconditional irrespective of:

     (a) any lack of validity or enforceability of any agreement or instrument relating to any of the Secured Obligations, including any of the Loan Documents;

     (b) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any of the Loan Documents, or any other agreement or instrument relating thereto;

     (c) any exchange, release, or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Secured Obligations; or

     (d) any other circumstances that might otherwise constitute a defense available to, or a discharge of, the Debtor.

15. Waiver of Marshaling.

     Each of the Debtor and the Secured Party acknowledges and agrees that in exercising any rights under or with respect to the Collateral, the Secured
Party: (a) is under no obligation to marshal any Collateral; (b) may, in its absolute discretion, realize upon the Collateral in any order and in any manner it so elects; and (c) may, in its absolute discretion, apply the proceeds of any or all of the Collateral to the Secured Obligations in any order and in any manner it so elects. The Debtor and the Secured Party waive any right to require the marshaling of any of the Collateral.

16. Miscellaneous.

     (a) Notices.

     All notices and communications provided for hereunder shall be in writing and sent (i) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or
(ii) by registered or certified mail with return receipt requested (postage prepaid), or (iii) by a recognized overnight delivery service (with charges prepaid). Any such notice or must be sent:

          (i) if to the Debtor, to GTJ Rate Cap, LLC, c/o GTJ REIT, Inc., 444 Merrick Road, Lynbrook, NY 11563, Attention: President, Telecopy No. (516) 887-2029, with a copy to Ruskin Moscou Faltischek, P.C., 1425 RexCorp Plaza, Uniondale, N.Y. 11556, Attention: Stuart M. Sieger, Esq., or at such other address as the Debtor shall have specified to each other party hereto in writing; or

          (ii) if to the Secured Party, to the address of each Lender specified for such purpose in the Loan Agreement (taking into account, as applicable, Section 9.12 of the Loan Agreement), or at such other address as the Secured Party shall have specified to each of the other parties to the Loan Documents in writing.

     Notices under this Section 16(a) will be deemed given only when actually received.

(b) Successors and Assigns.

     All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including any successor to the Secured Party under the Loan Documents) whether so expressed or not.

     (c) Severability.

     Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

     (d) Construction.

     In this Agreement, unless a clear contrary intention appears (i) the singular number includes the plural number and vice versa; (ii) reference to any gender includes each other gender; (iii) reference to any agreement, document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof; (iv) any reference herein to any Person shall be construed to include such Person's successors and assigns or, if such Person is an individual, to such Person's heirs, legal representatives and assigns; (v) references to Sections, Schedules or Exhibits refer to the Sections, Schedules and Exhibits of or to this Agreement and "hereunder," "hereof," "hereto," and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Section or other provision hereof; (vi) "including" and "include" do not limit the generality of any description preceding such term; (vii) "or" is used in the inclusive sense of "and/or"; and (viii) references to documents, instruments or agreements shall be deemed to refer as well to all addenda, exhibits, schedules, supplements or amendments thereto. Each covenant contained in the Loan Documents shall be construed (absent express provision to the contrary) as being independent of each other covenant contained in the Loan Documents, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision in any Loan Document refers to action to be taken by any Person, or that such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

     (e) Counterparts; Execution and Delivery by Facsimile or E-mail.

     This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. Delivery of an executed counterpart of this Agreement by facsimile or by e-mail of a PDF file or similar electronic image file shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile or by e-mail also shall deliver an original executed counterpart of this Agreement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, or binding effect hereof.

     (f) Waiver of Jury Trial.

     EACH PARTY HERETO HEREBY IRREVOCABLY, KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING OR STATEMENTS (WHETHER ORAL OR WRITTEN) RELATING TO THE FOREGOING. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS AGREEMENT AND FOR THE LENDERS TO ENTER INTO THE LOAN AGREEMENT.

     (g) Governing Law.

     This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

     ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR THE LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE DEBTOR SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE DEBTOR IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY OF THE LOAN DOCUMENTS OR ANY OTHER DOCUMENT RELATED THERETO, INCLUDING THIS AGREEMENT. THE DEBTOR WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

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                                      -10-

     IN WITNESS WHEREOF, the Debtor has executed this Agreement as of the date first written above.

Debtor:                                   GTJ RATE CAP, LLC


                                          By:____________________________
                                          Name:
                                          Title:








                [Signature page to LIBOR Cap Security Agreement]